Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures, Equity-Method Investments and Cost-Method Investment	12 Months Ended
Dec. 31, 2015
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures, Equity-Method Investments and Cost-Method Investment
Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures, Equity-Method Investments and Cost-Method Investment

A. Acquisitions

Hospira, Inc. (Hospira)

On September 3, 2015 (the acquisition date), we acquired Hospira, a leading provider of sterile injectable drugs and infusion technologies as well as a provider of biosimilars, for $90 per share in cash. The total fair value of consideration transferred for Hospira was approximately $16.1 billion in cash ($15.7 billion, net of cash acquired). Hospira is now a subsidiary of Pfizer. The combination of local Pfizer and Hospira entities may be pending in various jurisdictions and integration is subject to completion of various local legal and regulatory steps.

Hospira’s principal business was the development, manufacture, marketing and distribution of generic acute-care and oncology injectables, biosimilars and integrated infusion therapy and medication management systems. Hospira’s broad portfolio of products is used by hospitals and alternate site providers, such as clinics, home healthcare providers and long-term care facilities. We believe our acquisition of Hospira has strengthened our GEP business, as GEP now has a broadened portfolio of generic and branded sterile injectables, marketed biosimilars, medication management systems and biosimilars in development.

The following table summarizes the provisional amounts recognized for assets acquired and liabilities assumed as of the acquisition date. The estimated values are not yet finalized (see below) and are subject to change, which could be significant. We will finalize the amounts recognized as we obtain the information necessary to complete the analyses. We expect to finalize these amounts as soon as possible but no later than one year from the acquisition date.

(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (Provisional)
Working capital, excluding inventories(a)	$274
Inventories	1,924
Property, plant and equipment	2,410
Identifiable intangible assets, excluding in-process research and development(b)	8,270
In-process research and development	995
Other noncurrent assets	408
Long-term debt	(1,928)
Benefit obligations	(117)
Net income tax accounts(c)	(3,394)
Other noncurrent liabilities	(39)
Total identifiable net assets	8,803
Goodwill	7,284
Net assets acquired/total consideration transferred	$16,087

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(b)
Comprised of finite-lived developed technology rights with a weighted-average life of approximately 17 years ($7.7 billion) and other finite-lived identifiable intangible assets with a weighted-average life of approximately 12 years ($550 million).

(c)
As of the acquisition date, included in Current tax assets ($79 million), Noncurrent deferred tax assets and other noncurrent tax assets ($25 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($114 million, including accrued interest of $5 million).

The following items are subject to change:

•
Amounts for certain balances included in working capital (excluding inventories), certain investments and certain legal contingencies, pending receipt of certain information that could affect provisional amounts recorded. We do not believe any adjustments for legal contingencies will have a material impact on our consolidated financial statements.

•
Amounts for intangibles, inventory and property, plant and equipment, pending finalization of valuation efforts for acquired intangible assets as well as the completion of certain physical inventory counts and the confirmation of the physical existence and condition of certain property, plant and equipment assets.

•
Amounts for income tax assets, receivables and liabilities, pending the filing of Hospira pre-acquisition tax returns and the receipt of information including but not limited to that from taxing authorities, which may change certain estimates and assumptions used.

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $570 million, of which $7 million was not expected to be collected.

In the ordinary course of business, Hospira incurs liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications. These matters may include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria are met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•
Environmental Matters—In the ordinary course of business, Hospira incurs liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications.

•
Legal Matters—Hospira is involved in various legal proceedings, including product liability, patent, commercial, antitrust and environmental matters and government investigations, of a nature considered normal to its business. The contingencies arising from legal matters are not significant to Pfizer’s financial statements.

•
Tax Matters—In the ordinary course of business, Hospira incurs liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Hospira (see Note 1O). Net liabilities for income taxes approximated $3.4 billion as of the acquisition date, which includes $112 million for uncertain tax positions. The net tax liability includes the recording of additional adjustments of approximately $3.3 billion for the tax impact of fair value adjustments and approximately $744 million for income tax matters that we intend to resolve in a manner different from what Hospira had planned or intended. For example, because we plan to repatriate certain overseas funds, we provided deferred taxes on Hospira’s unremitted earnings for which no taxes have been previously provided by Hospira as it was Hospira’s intention to indefinitely reinvest those earnings.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Hospira includes the following:

•	the expected specific synergies and other benefits that we believe will result from combining the operations of Hospira with the operations of Pfizer;

•	any intangible assets that do not qualify for separate recognition, as well as future, as yet unidentified projects and products; and

•
the value of the going-concern element of Hospira’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes. All of the goodwill related to the acquisition of Hospira is related to our GEP segment (see Note 10 for additional information).

Actual and Pro Forma Impact of Acquisition—The following table presents information for Hospira’s operations that are included in Pfizer’s consolidated statements of income beginning from the acquisition date, September 3, 2015 through Pfizer’s domestic and international year-ends in 2015 (see Note 1A):

(MILLIONS OF DOLLARS)	December 31, 2015
Revenues	$1,513
Net loss attributable to Pfizer Inc. common shareholders(a)	(575)

(a)
Includes purchase accounting charges related to (i) the preliminary fair value adjustment for acquisition-date inventory estimated to have been sold ($378 million pre-tax); (ii) amortization expense related to the preliminary fair value of identifiable intangible assets acquired from Hospira ($161 million pre-tax); (iii) depreciation expense related to the preliminary fair value adjustment of fixed assets acquired from Hospira ($34 million pre-tax ); and (iv) amortization expense related to the fair value adjustment of long-term debt acquired from Hospira ($13 million income pre-tax), as well as restructuring and integration costs ($556 million pre-tax).

The following table provides supplemental pro forma information as if the acquisition of Hospira had occurred on January 1, 2014:

	Unaudited Supplemental Pro Forma Consolidated Results
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2015	2014
Revenues	$52,082	$54,069
Net income attributable to Pfizer Inc. common shareholders	7,647	8,194
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.22	1.28

The unaudited supplemental pro forma consolidated results do not purport to reflect what the combined company’s results of operations would have been had the acquisition occurred on January 1, 2014, nor do they project the future results of operations of the combined company or reflect the expected realization of any cost savings associated with the acquisition. The actual results of operations of the combined company may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and the liabilities assumed from Hospira.
The unaudited supplemental pro forma consolidated results reflect the historical financial information of Pfizer and Hospira, adjusted to give effect to the acquisition of Hospira as if it had occurred on January 1, 2014, primarily for the following pre-tax adjustments:

•	Elimination of Hospira’s historical intangible asset amortization expense (approximately $33 million in 2015 and $77 million in 2014).

•	Additional amortization expense (approximately $343 million in 2015 and $496 million in 2014) related to the preliminary estimate of the fair value of identifiable intangible assets acquired.

•
Additional depreciation expense (approximately $54 million in 2015 and $104 million in 2014) related to the preliminary estimate of the fair value adjustment to property, plant and equipment (PP&E) acquired.

•
Adjustment related to the preliminary estimate of the non-recurring fair value adjustment to acquisition-date inventory estimated to have been sold (the elimination of $340 million of charges in 2015 and the addition of $576 million of charges in 2014).

•	Adjustment to decrease interest expense (approximately $18 million in 2015 and $42 million in 2014) related to the fair value adjustment of Hospira debt.

•
Adjustment for non-recurring acquisition-related costs directly attributable to the acquisition (the elimination of $877 million of charges in 2015, and the addition of $877 million of charges in 2014, reflecting non-recurring charges incurred by both Hospira and Pfizer).

The above adjustments were then adjusted for the applicable tax impact. The taxes associated with the adjustments related to the preliminary estimate of the fair value adjustment for acquired intangible assets, property, plant and equipment and inventory reflect the statutory tax rates in the various jurisdictions where the adjustments are expected to be incurred. The taxes associated with the adjustments for the elimination of Hospira’s historical intangible asset amortization expense, the fair value adjustment for the acquired debt and the non-recurring acquisition-related costs directly attributable to the acquisition were based on the tax rate in the jurisdiction in which the related deductible costs were incurred.

Marketed Vaccines Business of Baxter International Inc. (Baxter)
On December 1, 2014 (which falls in the first fiscal quarter of 2015 for our international operations), we acquired Baxter’s portfolio of marketed vaccines for a final purchase price of $648 million. The portfolio that was acquired consists of NeisVac-C and FSME-IMMUN/TicoVac. NeisVac-C is a vaccine that helps protect against meningitis caused by group C meningococcal meningitis and FSME-IMMUN/TicoVac is a vaccine that helps protect against tick-borne encephalitis. In connection with this acquisition, we recorded $376 million in Identifiable intangible assets, less accumulated amortization primarily consisting of $371 million in Developed technology rights. We also recorded $194 million of Inventories and $12 million in Goodwill. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

InnoPharma, Inc. (InnoPharma)
On September 24, 2014, we completed our acquisition of InnoPharma, a privately-held pharmaceutical development company, for an upfront cash payment of $225 million and contingent consideration with an estimated acquisition-date fair value of approximately $67 million. The contingent consideration consists of up to $135 million in additional milestone payments based on application filing with, and acceptance by, the U.S. Food and Drug Administration (FDA), or approval of marketing applications related to certain pipeline products by the FDA. We believe this acquisition represents a potential innovative growth opportunity for our sterile injectables portfolio in areas such as oncology and central nervous disorders. In connection with this acquisition, we recorded $247 million in Identifiable intangible assets, less accumulated amortization consisting of $212 million in IPR&D and $35 million in Developed technology rights; $81 million in net deferred tax liabilities; and $125 million in Goodwill. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

B. Licensing Agreements

Cellectis SA (Cellectis)
In June 2014, we entered into a global arrangement with Cellectis to develop Chimeric Antigen Receptor T-cell immunotherapies in the field of oncology directed at select cellular surface antigen targets. In August 2014, in connection with this licensing agreement, we made an upfront payment of $80 million to Cellectis, which was recorded in Research and development expenses. We will also fund research and development costs associated with 15 Pfizer-selected targets and, for the benefit of Cellectis, a portion of the research and development costs associated with four Cellectis-selected targets within the arrangement. Cellectis is eligible to receive development, regulatory and commercial milestone payments of up to $185 million per product that results from the Pfizer-selected targets. Cellectis is also eligible to receive tiered royalties on net sales of any products that are commercialized by Pfizer. In addition, in August 2014, we acquired approximately 10% of the capital of Cellectis through the purchase of newly issued shares, for a total investment of approximately $35 million. As of November 30, 2015, Pfizer’s ownership in Cellectis had been reduced to approximately 7.94% of Cellectis’ outstanding shares due to subsequent share issuances by Cellectis, including the initial public offering of Cellectis American Depository Shares.

Nexium Over-the-Counter Rights

In August 2012, we entered into an agreement with AstraZeneca PLC (AstraZeneca) for the exclusive, global, over-the-counter (OTC) rights for Nexium, a leading prescription drug approved to treat the symptoms of gastroesophageal reflux disease. In connection with this Consumer Healthcare licensing agreement, we made an upfront payment of $250 million to AstraZeneca, which was recorded in Research and development expenses when incurred. On May 27, 2014, we launched Nexium 24HR in the U.S., and on July 11, 2014, we paid AstraZeneca a related $200 million product launch milestone payment. On August 1, 2014, we launched Nexium Control in Europe, and on September 15, 2014, we paid AstraZeneca a related $50 million product launch milestone payment. These post-approval milestone payments were recorded in Identifiable intangible assets, less accumulated amortization and are being amortized over the estimated useful life of the Nexium brand. Included in Other current liabilities at December 31, 2015 are accrued milestone payments to AstraZeneca of $93 million. AstraZeneca is eligible to receive additional milestone payments of approximately $200 million, based on the level of worldwide sales as well as quarterly royalty payments based on worldwide sales.

C. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2015	2014	2013
Revenues—Revenues(a)	$644	$786	$1,153
Revenues—Alliance revenues(b)	1,312	957	2,628
Total revenues from collaborative arrangements	1,956	1,743	3,781
Cost of sales(c)	(282)	(280)	(333)
Selling, informational and administrative expenses(d)	(287)	(268)	(279)
Research and development expenses(e)	(330)	(1,210)	(73)
Other income/(deductions)—net(f)	482	518	103

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increase in 2015 reflects an increase in alliance revenues from Eliquis, partially offset by Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014). The decline in 2014 reflects declines in alliance revenues from Enbrel (as a result of the expiration of the co-promotion term of the collaboration agreement on October 31, 2013 in the U.S. and Canada) and Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014, combined with the expiration of the collaboration in Australia, Canada and certain other European countries during 2013).

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $310 million in 2015 (primarily related to our collaboration with OPKO Health, Inc. (OPKO), see below), $1.2 billion in 2014 (related to our collaboration with Merck KGaA, see below), and $67 million in 2013.

(f)
In 2015, 2014 and 2013, includes royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and we became entitled to royalties for a 36-month period thereafter.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones to collaboration partners of $20 million in 2015, $80 million in 2014 and $175 million in 2013. These payments were recorded in Identifiable intangible assets––Developed technology rights. We also received upfront and milestone payments from our collaboration partners of $200 million in 2015 primarily related to our collaboration with Eli Lilly & Company (Lilly) (see below) and $128 million in 2013. These amounts were recorded in our consolidated balance sheets as deferred revenue and are being recognized into Other (income)/deductions––net over a multi-year period.

Collaboration with Eli Lilly & Company (Lilly)

In October 2013, we entered into a collaboration agreement with Lilly to jointly develop and globally commercialize Pfizer’s tanezumab, which provides that Pfizer and Lilly will equally share product-development expenses as well as potential revenues and certain product-related costs. Following the decision by the FDA in March 2015 to lift the partial clinical hold on the tanezumab development program, we received a $200 million upfront payment from Lilly in accordance with the collaboration agreement between Pfizer and Lilly, which is recorded as deferred revenue in our consolidated balance sheet and is being recognized into Other (income)/deductions––net over a multi-year period beginning in the second quarter of 2015. Pfizer and Lilly resumed the Phase 3 chronic pain program for tanezumab in July 2015, which will consist of six studies in approximately 7,000 patients across osteoarthritis, chronic low back pain and cancer pain. Under the collaboration agreement with Lilly, we are eligible to receive additional payments from Lilly upon the achievement of specified regulatory and commercial milestones.

Collaboration with OPKO Health, Inc. (OPKO)
In December 2014, we entered into a collaborative agreement with OPKO to develop and commercialize OPKO’s long-acting human growth hormone (hGH-CTP) for the treatment of growth hormone deficiency (GHD) in adults and children, as well as for the treatment of growth failure in children born small for gestational age (SGA) who fail to show catch-up growth by two years of age. hGH-CTP has the potential to reduce the required dosing frequency of human growth hormone to a single weekly injection from the current standard of one injection per day. We have received the exclusive license to commercialize hGH-CTP worldwide. OPKO will lead the clinical activities and will be responsible for funding the development programs for the key indications, which include Adult and Pediatric GHD and Pediatric SGA. We will be responsible for all development costs for additional indications, all postmarketing studies, manufacturing and commercialization activities for all indications, and we will lead the manufacturing activities related to product development. The transaction closed on January 28, 2015, upon termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. In February 2015, we made an upfront payment of $295 million to OPKO, which was recorded in Research and development expenses, and OPKO is eligible to receive up to an additional $275 million upon the achievement of certain regulatory milestones. OPKO is also eligible to receive royalty payments associated with the commercialization of hGH-CTP for Adult GHD, which is subject to regulatory approval. Upon the launch of hGH-CTP for Pediatric GHD, which is subject to regulatory approval, the royalties will transition to tiered gross profit sharing for both hGH-CTP and our product, Genotropin.
Collaboration with Merck KGaA

In November 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, the proposed international non-proprietary name for the investigational anti-PD-L1 antibody (MSB0010718C), currently in development as a potential treatment for multiple types of cancer. We and Merck KGaA are exploring the therapeutic potential of this novel anti-PD-L1 antibody as a single agent as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. The collaboration with Merck KGaA has initiated 28 programs, monotherapy and combination trials, including seven pivotal trials in Phase IB/2 or Phase 3 (two in lung cancer, two in gastric cancer, and one in each of bladder cancer, Merkel cell carcinoma and ovarian cancer) and received FDA breakthrough therapy designation for avelumab in metastatic Merkel cell carcinoma. We and Merck KGaA are also combining resources and expertise to advance our anti-PD-1 antibody into Phase 1 trials. Under the terms of the agreement, in the fourth quarter of 2014, we made an upfront payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. Both companies will jointly fund all development and commercialization costs, and split equally any profits generated from selling any anti-PD-L1 or anti-PD-1 products from this collaboration. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets, and co-promotion activities were initiated in key select markets in 2015. In 2014, we recorded $1.2 billion of Research and development expenses associated with this collaborative arrangement, composed of the $850 million upfront cash payment as well as an additional amount of $309 million, reflecting the estimated fair value of the co-promotion rights given to Merck KGaA.

D. Divestitures

Animal Health Business—Zoetis Inc.

On June 24, 2013, we completed the full disposition of our Animal Health business. The full disposition was completed through a series of steps, including, in the first quarter of 2013, the formation of Zoetis and an initial public offering (IPO) of an approximate 19.8% interest in Zoetis and, in the second quarter of 2013, an exchange offer for the remaining 80.2% interest.

With respect to the formation and disposition of Zoetis, in 2013:

•
Formation of Zoetis—On January 28, 2013, our then wholly owned subsidiary, Zoetis, issued $3.65 billion aggregate principal amount of senior notes. Also, on January 28, 2013, we transferred to Zoetis substantially all of the assets and liabilities of our Animal Health business in exchange for all of the Class A and Class B common stock of Zoetis, $1.0 billion of the $3.65 billion of Zoetis senior notes and an amount of cash equal to substantially all of the cash proceeds received by Zoetis from the remaining $2.65 billion of senior notes issued. The $1.0 billion of Zoetis senior notes received by Pfizer were exchanged by Pfizer for the retirement of Pfizer commercial paper issued in 2012, and the cash proceeds received by Pfizer of approximately $2.6 billion were used for dividends and stock buybacks.

•
Initial Public Offering (19.8% Interest)—On February 6, 2013, an IPO of the Class A common stock of Zoetis was completed, pursuant to which we sold 99.015 million shares of Class A common stock of Zoetis (all of the Class A common stock, including shares sold pursuant to the underwriters’ option to purchase additional shares, which was exercised in full) in exchange for the retirement of approximately $2.5 billion of Pfizer commercial paper issued in 2013. The Class A common stock sold in the IPO represented approximately 19.8% of the total outstanding Zoetis shares. The excess of the consideration received over the net book value of our divested interest was approximately $2.3 billion and was recorded in Additional paid-in capital.

•
Exchange Offer (80.2% Interest)—On June 24, 2013, we exchanged all of our remaining interest in Zoetis, 400.985 million shares of Zoetis Class A common stock (after converting all of our Class B common stock into Class A common stock, representing approximately 80.2% of the total outstanding Zoetis shares), for approximately 405.117 million outstanding shares of Pfizer common stock on a tax-free basis pursuant to an exchange offer made to Pfizer shareholders. The $11.4 billion of Pfizer common stock received in the exchange transaction was recorded in Treasury stock and was valued using the opening price of Pfizer common stock on June 24, 2013, the date we accepted the Zoetis shares for exchange. The gain on the sale of the remaining interest in Zoetis was approximately $10.3 billion, net of income taxes resulting from certain legal entity reorganizations, and was recorded in Gain on disposal of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2013.

In summary, as a result of the above transactions, we received cash and were relieved of debt obligations in the aggregate amount of approximately $6.1 billion and received shares of Pfizer common stock (held in Treasury stock) valued at approximately $11.4 billion.

The operating results of the animal health business through June 24, 2013, the date of disposal, are reported as Income from discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2013.

In connection with the above transactions, we entered into a transitional services agreement (TSA) and manufacturing and supply agreements (MSAs) with Zoetis that are designed to facilitate the orderly transfer of business operations to the standalone Zoetis entity. The TSA relates primarily to administrative services, which are generally to be provided within 24 months. Services under the TSA are largely completed as of December 31, 2015. Under the MSAs, we will manufacture and supply certain animal health products to Zoetis for a period of up to five years, with an ability to extend, if necessary, upon mutual agreement of both parties. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of Zoetis subsequent to June 24, 2013, the date of disposal.

Total Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2015	2014	2013
Revenues	$—	$—	$2,201
Pre-tax income from discontinued operations(a), (b)	20	(9)	408
Provision for taxes on income(b), (c)	2	(3)	100
Income from discontinued operations––net of tax	17	(6)	308
Pre-tax gain/(loss) on disposal of discontinued operations(b)	(6)	51	10,446
Provision for taxes on income(b), (d)	—	(4)	92
Gain/(loss) on disposal of discontinued operations––net of tax	(6)	55	10,354
Discontinued operations––net of tax	$11	$48	$10,662

(a)	Includes the Animal Health (Zoetis) business through June 24, 2013, the date of disposal.

(b)	Includes post-close adjustments for the periods subsequent to disposal.

(c)	Includes a deferred tax expense of $2 million for 2015, a deferred tax benefit of $3 million for 2014 and a deferred tax benefit of $23 million for 2013.

(d)	For 2013, primarily reflects income tax expense of $122 million resulting from certain legal entity reorganizations.

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities are not significant for any period presented, except that financing activities in 2013 include the cash proceeds from the issuance of senior notes by Zoetis.

E. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited (Hisun Pfizer)

On September 6, 2012, we and Zhejiang Hisun Pharmaceuticals Co., Ltd., a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. On January 1, 2013, both parties transferred selected employees to Hisun Pfizer and contributed, among other things, certain rights to commercialized products and products in development, intellectual property rights, and facilities, equipment and distribution/customer contracts. Our contributions in 2013 constituted a business, as defined by U.S. GAAP, and included, among other things, the China rights to certain commercialized products and other products not yet commercialized and all associated intellectual property rights. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas. We hold a 49% equity interest in Hisun Pfizer.

We also entered into certain transition agreements designed to ensure and facilitate the orderly transfer of the business operations to Hisun Pfizer, primarily the Pfizer Products Transition Period Agreement and a related supply and promotional services agreement. These agreements provide for a profit margin on the manufacturing services provided by Pfizer to Hisun Pfizer and govern the supply, promotion and distribution of Pfizer products until Hisun Pfizer is able to provide for its own manufacturing and distribution. While intended to be transitional, these agreements may be extended by mutual agreement of the parties for several years and, possibly, indefinitely. These agreements are not material to Pfizer, and none confers upon us any additional ability to influence the operating and/or financial policies of Hisun Pfizer.

In connection with our contributions in the first quarter of 2013, we recognized a pre-tax gain of approximately $459 million in Other (income)/deductions––net (see Note 4), reflecting the transfer of the business to Hisun Pfizer (including an allocation of goodwill from our former Emerging Markets reporting unit as part of the carrying amount of the business transferred). Since we hold a 49% interest in Hisun Pfizer, we had an indirect retained interest in the contributed assets. As such, 49% of the gain, or $225 million, represents the portion of the gain associated with that indirect retained interest.

In the third quarter of 2015, we determined that we had an other-than-temporary decline in the value of Hisun Pfizer, and, therefore, in 2015, we recognized a loss of $463 million in Other (income)/deductions––net (see Note 4).

The decline in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, as a result of lower than expected recent performance, increased competition, a slowdown in the China economy in relation to their products, as well as certain changes in the regulatory environment.
In valuing our investment in Hisun Pfizer, we used discounted cash flow techniques, utilizing a 12% discount rate in 2015 and a 11.5% discount rate in 2013, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.

We are accounting for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we have over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer is reported in Long-term investments, and our share of Hisun Pfizer’s net income is recorded in Other (income)/deductions––net. As of December 31, 2015, the carrying value of our investment in Hisun Pfizer was approximately $775 million and the amount of our underlying equity in the net assets of Hisun Pfizer was approximately $668 million. As of December 31, 2014, the carrying value of our investment in Hisun Pfizer was approximately $1.4 billion, and the amount of our underlying equity in the net assets of Hisun Pfizer was approximately $780 million. The excess of the carrying value of our investment over our underlying equity in the net assets of Hisun Pfizer has been allocated, within the investment account, to goodwill and other intangible assets. The amount allocated to other intangible assets is being amortized into Other (income)/deductions––net over an average estimated useful life of 25 years.

Investment in ViiV Healthcare Limited (ViiV)

Our minority ownership interest in ViiV, a company formed in 2009 by Pfizer and GlaxoSmithKline plc to focus solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines, was impacted by the following events:

•
The January 21, 2014 European Commission approval of Tivicay (dolutegravir), a product for the treatment of HIV-1 infection, developed by ViiV. This approval triggered a reduction in our equity interest in ViiV from 12.6% to 11.7%, effective April 1, 2014. As a result, in 2014, we recognized a loss of approximately $30 million in Other (income)/deductions––net;

•
The August 12, 2013 FDA approval of Tivicay (dolutegravir). This approval triggered a reduction in our interest in ViiV from 13.5% to 12.6% effective October 1, 2013. As a result, in 2013, we recognized a loss of approximately $32 million in Other (income)/ deductions––net; and

•
The October 31, 2012 acquisition by ViiV of the remaining 50% of Shionogi-ViiV Healthcare LLC, its equity-method investee, from Shionogi & Co., Ltd. in consideration for a 10% interest in ViiV (newly issued shares) and contingent consideration in the form of future royalties. As a result of this transaction, ViiV recorded a gain associated with the step-up on the 50% interest previously held by ViiV. Also, our equity interest in ViiV was reduced from 15.0% to 13.5%.

We account for our investment in ViiV under the equity method due to the significant influence that we continue to have through our board representation and minority veto rights.

Investment in Laboratório Teuto Brasileiro S.A. (Teuto)

We have an option to acquire the remaining 60% of Teuto, a 40%-owned generics company in Brazil, and Teuto’s shareholders have an option to sell their 60% stake in the company to us. Under the terms of our agreement with Teuto’s other shareholders, 2016 is the final year in which the call and put options may be exercised. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.

•
In 2014, we recorded income of approximately $55 million in Other (income)/deductions––net, resulting from a decline in the estimated loss from the net call/put option recorded in 2013 and an impairment loss of $56 million in Other (income)/deductions––net related to our equity method investment.

•
In 2013, we recorded a loss of $223 million in Other (income)/deductions––net related to the net call/put option and an impairment loss of $32 million in Other (income)/deductions––net related to our equity-method investment.

F. Cost-Method Investment

AM-Pharma B.V. (AM-Pharma)

In April 2015, we acquired a minority equity interest in AM-Pharma, a privately-held Dutch biopharmaceutical company focused on the development of recombinant human Alkaline Phosphatase (recAP) for inflammatory diseases, and secured an exclusive option to acquire the remaining equity in the company. The option becomes exercisable upon delivery of the clinical trial report after completion of a Phase II trial of recAP in the treatment of Acute Kidney Injury related to sepsis. Results from the current Phase II trial for recAP are expected in 2017. Under the terms of the agreement, we paid $87.5 million for both the exclusive option and the minority equity interest, which was recorded as a cost-method investment in Long-term investments, and we may make additional payments of up to $512.5 million upon exercise of the option and potential launch of any product that may result from this investment.